Capital Trust, Inc. March 26, 2013 Fourth Quarter and Full Year 2012 Results Exhibit 99.2

Capital Trust 1
Fourth Quarter and Full Year 2012 Highlights
Successfully completed the sale of our investment management and special servicing platform to
The Blackstone Group L.P. (“Blackstone”) and paid a previously announced $2.00 per share special cash dividend.
December 31, 2012 consolidated assets were $322.3 million and consolidated liabilities were
$168.9 million, resulting in stockholders’ equity of $73.4 million, or $2.43 per share.
•
Significant decrease in consolidated assets and liabilities during the fourth quarter due to the deconsolidation of certain CDO entities managed by our former investment management subsidiary,
CT Investment Management Co., LLC (“CTIMCO”).
Fourth quarter consolidated net income was $105.2 million, or $4.22 per share, and $181.0 million, or
$7.72 per share for the year ended December 31, 2012.
•
Fourth quarter and 2012 net income were driven by non-cash gains recognized on the deconsolidation of subsidiaries and fair value adjustments on Capital Trust’s investment in the CT Legacy REIT portfolio.
•
Revenues and expenses related to CTIMCO were reclassified to income from discontinued operations due to the sale of CTIMCO to Blackstone in December 2012.

Capital Trust 2
Sale of Investment Management Platform and Special Dividend
In conjunction with the sale, Blackstone purchased 5.0 million shares of our class A common stock for
$10.0 million, or $2.00 per share
(1)
.
•
These shares represented 17.1% of our total class A common stock outstanding as of March 25, 2013.
Blackstone now manages Capital Trust pursuant to the terms and conditions of its management agreement.
Blackstone designated two members to our board of directors, Michael B. Nash, who serves as Executive
Chairman, and John G. Schreiber, who replaced two former members of our board of directors,
Samuel Zell and Edward S. Hyman.
________________________________________________
(1)
Blackstone did not receive the $2.00 per share special dividend, which was paid on December 20, 2012 to shareholders of record on November 12, 2012, prior to
Blackstone’s purchase of 5.0 million shares of our class A common stock.
On December 19, 2012, we completed the previously announced sale of our investment management and special servicing business to Blackstone for a purchase price of $21.4 million.
Capital Trust paid a previously announced $2.00 per share
(1)
special cash dividend in connection
with the sale of its investment management and special servicing business.

Capital Trust 3
Overview of Significant Assets
Following the sale of our investment management and special servicing business, the net book value of our significant assets totaled $66.7 million
(1)
as of December 31, 2012, and consisted primarily of:
•
Cash and cash equivalents of $15.4 million;
•
Investment in CT Legacy REIT, with a net book value of $45.1 million;
•
Residual interests in CT CDO I, with a net book value of $6.2 million; and
•
Carried interest in CT Opportunity Partners I, LP (“CTOPI”)
(1)
.
________________________________________________
(1)
The $66.7 million net book value of our significant assets excludes our carried interest in CTOPI. As of December 31, 2012, our gross carried interest allocation from CTOPI was $14.7 million, which was reduced by $1.4 million of tax-advance distributions for a net asset of $13.3 million. Recognition of revenue related to the CTOPI carried interest has been deferred, resulting in an unearned revenue liability of $14.7 million as of December 31, 2012.

Capital Trust 4
CT Legacy REIT
Capital Trust owns a majority, controlling-interest in CT Legacy REIT, the March 2011 restructuring vehicle that owns its remaining legacy asset portfolio. Capital Trust’s interests in CT Legacy REIT are held subject to liabilities under its secured notes and management incentive awards plan.
The CT Legacy REIT investment portfolio includes 27 loans and securities, all of which serve as collateral for its JPMorgan repurchase facility with an outstanding balance of $20.5 million, which is not recourse to Capital Trust.
•
See page 8 for a detailed presentation of the CT Legacy REIT loans receivable portfolio.
________________________________________________
(1)
CT Legacy Asset owns CT Legacy REIT’s investment portfolio. Amount represents the fair value of estimated cash distributions from CT Legacy Asset, of $179.8 million, based on certain assumptions, including a discount rate of 15%. See Note 12 to our financial statements contained in the Form 10-K, filed on March 26, 2013, for additional details.
(2)
Includes the full potential prepayment premium on secured notes. This liability is carried at its amortized basis of $8.5 million on our balance sheet as of December 31,
2012. See Note 3 to our financial statements contained in the Form 10-K, filed on March 26, 2013, for additional details.
(3)
Assumes full payment of the management incentive awards plan based on a hypothetical GAAP liquidation value of CT Legacy REIT as of December 31, 2012. As of
December 31, 2012, our balance sheet includes $5.3 million in accounts payable and accrued expenses for the management incentive awards plan. See Note 3 to our financial statements contained in the Form 10-K, filed on March 26, 2013, for additional details.
(Dollars in Thousands)
Dec. 31, 2012
Gross investment in CT Legacy REIT
Restricted cash 14,246 $
Investment in CT Legacy Asset, at fair value
(1)
132,000
Accounts payable, accrued expenses, and other liabilities (250)
Noncontrolling interests (80,009)
Total gross investment in CT Legacy REIT 65,987 $
Secured notes, including prepayment premium
(2)
(11,059)
Management incentive awards plan, fully vested
(3)
(9,855)
Net investment in CT Legacy REIT 45,073 $

Capital Trust 5
CT CDO I
Capital Trust owns the residual debt and equity positions of CT CDO I, a collateralized debt obligation which it issued in 2004, and which is consolidated onto its balance sheet.
The CT CDO I investment portfolio includes seven loans, all of which serve as collateral for its non-recourse senior securitized debt obligations with an outstanding balance of $139.2 million.
•
See page 9 for a detailed presentation of the CT CDO I loans receivable portfolio.
(Dollars in Thousands)
Dec. 31, 2012
Assets and liabilities of CT CDO I
Loans receivable, net 141,500 $
Accrued interest receivable, prepaid expenses, and other assets 4,021
Total assets 145,521
Accounts payable, accrued expenses, and other liabilities 88
Securitized debt obligations 139,184
Total liabilities 139,272
Net investment in CT CDO I 6,249 $

Capital Trust 6
CTOPI
Upon Capital Trust’s sale of its investment management and special servicing platform, including its related fund co-investments, it retained its carried interest in CTOPI, a private equity real estate fund formed in 2007 and sponsored by Capital Trust.
•
CTOPI has invested $491.5 million in 39 transactions, of which $286.2 million has been realized and
$205.3 million remains outstanding as of December 31, 2012.
The carried interest in CTOPI entitles us to earn incentive compensation in an amount equal to 17.7% of the fund’s profits, after a 9% preferred return and 100% return of capital to the CTOPI limited partners.
As of December 31, 2012, Capital Trust was allocated $14.7 million of CTOPI’s net assets based on a hypothetical liquidation of the fund, reduced by tax-advance distributions received for a net asset of
$13.3 million. Other than tax-advance distributions, we have not received any cash payments from CTOPI.
•
The gross carried interest allocation of $14.7 million as of December 31, 2012 is based on the fair value of CTOPI’s net assets.
•
Recognition of the revenue related to the CTOPI carried interest has been deferred, resulting in an unearned revenue liability of $14.7 million included in accounts payable and accrued expenses.
•
Collections from the CTOPI carried interest will be offset by incentive awards to our former employees, which provide for payment of 45% of the amount of carried interest distributions we receive. Payments under these awards are not reflected in the $13.3 million CTOPI asset balance as of December 31, 2012.

Capital Trust 7
Book Value per Share
Stockholders’ equity totaled $73.4 million, or $2.43 per share as of December 31, 2012.
In conjunction with the sale of our investment management and special servicing platform, Blackstone purchased 5.0 million shares of our class A common stock for $10.0 million, or $2.00 per share.
Our previously outstanding warrants were exercised on a cashless basis in November 2012, resulting in the issuance of 1.7 million shares of our class A common stock.
________________________________________________
(Dollars in Thousands, Except per Share Data)
Dec. 31, 2012
Stockholders' equity 73,444 $
Shares
Class A common stock 29,266,514
Restricted class A common stock -
Stock units
(1)
897,555
Total 30,164,069
Book value per share
(2)
2.43 $
(1)
Stock units are granted to certain members of our board of directors in lieu of cash compensation for services and in lieu of dividends earned on previously granted stock units. See Note 11 to our financial statements contained in the Form 10-K, filed on March 26, 2013, for additional details.
(2)
Capital Trust’s book value as of December 31, 2012 includes two of its significant assets, CT Legacy REIT and the CTOPI carried interest, recorded on a fair value basis. The fair value of each of these assets represents a discount to the cash flows management has estimated these investments will generate.

Capital Trust 8
CT Legacy REIT’s Loans Receivable
The following table provides details of CT Legacy REIT’s loan portfolio
(1)
as of December 31, 2012:
________________________________________________
In addition, CT Legacy REIT owns investments in securities with an aggregate face value of $135.4 million and a net book value of $12.0 million as of
December 31, 2012.
Represents the net book value of the loans receivable on the balance sheet of CT Legacy Asset, LLC, an entity that is not consolidated into our financial statements. See Note 3 to our financial statements contained in the Form 10-K, filed on March 26, 2013, for additional details.
All floating rate loans are indexed to one-month LIBOR.
Maturity date assumes all extension options are executed.
Includes four loans receivable investments, each of which are 100% impaired as of December 31, 2012.
(Dollars in Millions)
Principal
Balance
Book
Value
(2)
Rate
(3)
Maturity
(4)
Loan Type
Geographic
Location
Property
Type
Loan A 27.0 $         27.0 $         L + 2.75% 12/31/14 Sub. mortgage Northwest Other
Loan B 25.2 25.2 L + 7.94% 4/9/13 Sub. mortgage International Hotel
Loan C 20.0 20.2 8.00% 9/1/14 Mezzanine Northeast Office
Loan D 17.9 17.9 L + 4.00% 3/15/12 Sr. mortgage Northeast Office
Loan E 15.0 15.0 L + 3.00% 12/9/14 Sr. mortgage West Hotel
Loan F 12.9 12.9 L + 1.96% 1/3/17 Sub. mortgage Northeast Multifamily
Loan G 14.4 12.4 L + 2.75% 12/31/14 Sub. mortgage Northwest Other
Loan H 14.3 12.0 L + 8.50% 6/9/13 Mezzanine Southeast Hotel
Loan I 8.0 8.0 12.00% 10/9/13 Mezzanine Northeast Office
Loan J 4.5 4.5 8.77% 2/1/16 Mezzanine Northeast Office
Loan K 1.2 0.6 L + 6.05% 7/10/10 Sub. mortgage Southwest Multifamily
Other
(5)
98.2 - Various Various Various Various Various
Total 258.6 $       155.7 $
(1)
(2)
(3)
(4)
(5)

Capital Trust 9
CT CDO I’s Loans Receivable
The following table provides details of CT CDO I’s consolidated loan portfolio as of December 31, 2012:
________________________________________________
(1) All floating rate loans are indexed to one-month LIBOR.
(2) Maturity date assumes all extension options are executed.
(3) Includes two loans receivable investments, each of which are 100% impaired as of December 31, 2012.
(Dollars in Millions)
Principal
Balance
Book
Value Rate
(1)
Maturity
(2)
Loan Type
Geographic
Location
Property
Type
Loan A 62.5 $         62.5 $         L + 0.86% 5/3/13 Sr. mortgage West Office
Loan B 30.0 30.0 L + 7.25% 7/9/14 Sub. mortgage West Hotel
Loan C 27.0 27.0 L + 9.53% 10/9/13 Sub. mortgage Northeast Office
Loan D 20.0 20.0 L + 5.06% 10/9/13 Sub. mortgage Diversified Office
Loan E 6.6 2.0 L + 5.01% 2/9/13 Sub. mortgage Southwest Office
Other
(3)
18.1 - Various Various Various Various Various
Total 164.2 $       141.5 $

Capital Trust 10
Consolidated Balance Sheet
(Dollars in Thousands)
Dec. 31, 2012
Assets
Cash and cash equivalents 15,423 $
Restricted cash 14,246
Investment in CT Legacy Asset, at fair value 132,000
Loans receivable, net 141,500
Equity investments in unconsolidated subsidiaries 13,306
Accrued interest receivable, prepaid expenses, and other assets 5,868
Total assets 322,343 $
Liabilities & Equity
Accounts payable, accrued expenses, and other liabilities 21,209
Secured notes 8,497
Securitized debt obligations 139,184
Total liabilities 168,890
Commitments and contingencies -
Equity
Class A common stock, $0.01 par value 293
Additional paid-in capital 609,002
Accumulated deficit (535,851)
Total Capital Trust, Inc. stockholders' equity 73,444
Noncontrolling interests 80,009
Total equity 153,453
Total liabilities and equity 322,343 $

Capital Trust 11
Consolidated Statement of Operations
(Dollars in Thousands, Except Share and per Share Data)
2012
Income from loans and other investments:
Interest and related income 34,939 $
Less: Interest and related expenses 38,138
Loss from loans and other investments, net (3,199)
Other expenses:
General and administrative 10,369
Total other expenses 10,369
Total other-than-temporary impairments of securities -
Portion of other-than-temporary impairments of securities recognized in other comprehensive income (160)
Net impairments recognized in earnings (160)
Recovery of provision for loan losses 36,147
Fair value adjustment on investment in CT Legacy Asset 51,904
Gain on deconsolidation of subsidiaries 200,283
Gain on sale of investments 6,000
Income from equity investments in unconsolidated subsidiaries 1,781
Income before income taxes 282,387
Income tax provision 174
Income from continuing operations 282,213 $
Loss from discontinued operations, net of tax (2,138)
Loss on sale of discontinued operations (271)
Net income 279,804 $
Net income attributable to noncontrolling interests (98,780)
Net income attributable to Capital Trust, Inc. 181,024 $
Per share information (Basic)
Income from continuing operations per share of common stock 7.82 $
Loss from discontinued operations per share of common stock (0.10) $
Net income per share of common stock 7.72 $
Weighted average shares of common stock outstanding 23,459,432
Per share information (Diluted)
Income from continuing operations per share of common stock 7.41 $
Loss from discontinued operations per share of common stock (0.10) $
Net income per share of common stock 7.31 $
Weighted average shares of common stock outstanding 24,752,944

Capital Trust 12
Forward-Looking Statements
This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements relating to future financial results and business prospects. The forward-looking statements contained in this presentation are subject to certain risks and uncertainties including, but not limited to, the performance of Capital
Trust’s investments, the timing of collections, its capability to repay indebtedness as it comes due, its ability to originate investments, the availability of capital and Capital Trust’s tax status, as well as other risks indicated from time to time in Capital Trust’s Form 10-K and Form 10-Q filings with the SEC. Capital Trust assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events or circumstances.